                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):     May 31, 2001
                                                             ------------


                               ZANY BRAINY, INC.
                             ---------------------
                (Exact Name of Registrant Specified in Charter)

      Pennsylvania                          0-26185                 23-2663337
-----------------------------------         --------                ----------
     (State or Other                     (Commission File         (I.R.S. Employer
     Jurisdiction of                          Number)            Identification No.)
     Incorporation)




     2520 Renaissance Boulevard
     King of Prussia, Pennsylvania                       19406
----------------------------------------               ----------
(Address of Principal Executive Offices)               (Zip Code)



    Registrant's telephone number, including area code:    (610) 278-7800
                                                           --------------


                                Not Applicable
   ------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5. OTHER EVENTS.

On May 31, 2001, we received a letter from the Nasdaq Stock Market, Inc. advising us that, effective June 1, 2001, our common stock would be delisted from the Nasdaq National Market.

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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ZANY BRAINY, INC.


Date:    June 1, 2001                By   /s/    Thomas G. Vellios
      ----------------                   --------------------------
                                         Thomas G. Vellios
                                         Chief Executive Officer and President

                                       3